Accounts Receivable, Net - Movement of the allowance for doubtful accounts (Details) - CNY (¥) ¥ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Movement of the allowance for credit losses
Balance as of January 1,	¥ 106,667	¥ 312,236	¥ 379,974
Additional provision for/(reversal of) allowance for expected credit losses, net of recoveries	(4,747)	14,682	(23,769)
Write-off	(16,470)	(220,251)	(43,969)
Balance as of December 31,	¥ 85,450	¥ 106,667	¥ 312,236